UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2024

APPLIED INDUSTRIAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-2299	34-0117420
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Applied Plaza, Cleveland, Ohio	44115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 426-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On November 21, 2024, Applied Industrial Technologies, Inc., an Ohio corporation (“Applied”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) by and among Applied, LOR, Inc., a Georgia corporation (the “Seller”), and Hydradyne, LLC, a Georgia limited liability company the membership interests of which are wholly owned by Seller (the “Hydradyne”). Pursuant to the terms of the Purchase Agreement, Applied will acquire from Seller all of the rights, title and interest in and to all of the issued and outstanding membership interests of Hydradyne (the “Transaction”).

Applied has agreed to acquire the membership interests of Hydradyne for consideration of $272 million, subject to customary post-closing adjustments in respect of cash, indebtedness, transaction expenses and working capital. The total consideration paid by Applied will be funded with cash on hand.

The Transaction is expected to close in the fourth quarter of calendar year 2024. Consummation of the Transaction is subject to customary closing conditions, including the expiration of the waiting period (and any extension thereof) applicable to the consummation of the Transaction under the U.S. Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the absence of any pending lawsuit by a government authority prohibiting the Transaction. The Purchase Agreement contains customary representations, warranties, indemnities and covenants relating to the Transaction. The Purchase Agreement also includes customary termination provisions and provides that if the Transaction has not been consummated by March 21, 2025 (subject, if the Transaction has not closed due to failure to satisfy certain antitrust-related conditions, to an additional sixty (60) extension, at the option of Applied, Seller, or Hydradyne), the parties may terminate the Purchase Agreement and abandon the Transaction.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 22, 2024, Applied issued a press release relating to the Transaction. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of Applied under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding the Purchase Agreement

The representations and warranties of the parties contained in the Purchase Agreement have been made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to Applied in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement, which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk among the Seller and Applied, rather than establishing matters as facts.

Cautionary Note Regarding Forward Looking Statements

This Form 8-K contains statements that are forward-looking, as that term is defined by the Securities and Exchange Commission in its rules, regulations and releases. Applied intends that such forward-looking statements be subject to the safe harbors created thereby. Forward-looking statements are often identified by qualifiers such as “expect,” “will,” “guidance,” “assume,” “optimistic,” “believe,” and derivative or similar expressions. All forward-looking statements are based on current expectations regarding important risk factors including trends and events in the industrial sector of the economy (such as the inflationary environment and supply chain strains), results of operations and financial condition; our ability to identify and complete acquisitions, integrate them effectively, and realize their anticipated benefits; the variability, timing and nature of new business opportunities including acquisitions, alliances, customer relationships, and supplier authorizations; the incurrence of debt and contingent liabilities in connection with acquisitions; our ability to access capital markets as needed on reasonable terms; the receipt of regulatory approvals in connection with the Transaction; and other risk factors identified in Applied’s most recent periodic report and other filings made with the Securities and Exchange Commission. Accordingly, actual results and outcomes may differ materially from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by Applied or any other person that the results expressed therein will be achieved. Applied assumes no obligation to update publicly or revise any forward-looking statements, whether due to new information, or events, or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

2.1*	Securities Purchase Agreement, dated November 21, 2024, by and among Applied Industrial Technologies, Inc., LOR, Inc., and Hydradyne, LLC

99.1	Press Release, dated November 22, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*

Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Industrial Technologies, Inc.

By:	/s/ Jon S. Ploetz
Jon S. Ploetz, Vice President-General Counsel & Secretary

Dated: November 22, 2024